                               [LOGO] BB&T Funds


                                 Annual Report


                               Equity Index Fund



                                  Class A
                                  Shares
                                  Class B
                                  Shares
                                  Class C
                                  Shares

                               DECEMBER 31, 2001

 Past Performance is not indicative of future results.

 This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. The BB&T Funds are distributed by BISYS Fund Services LP. The BB&T Funds are NOT FDIC INSURED and are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. Investment products involve investment risk, including the possible loss of principal.

 /1/The S&P 500 Stock Index is an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole.

 /2/The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as National Market System-traded foreign common stock and American Depositary Receipts (ADRs).

Letter and Annual Report from the President and the Investment Advisor

Dear Shareholders:
We are pleased to send you this BB&T Equity Index Fund annual report for the 12 months ended December 31, 2001, a period that, while posing many challenges to equity investors, also confirmed the value of broad diversification.

Most of the past year saw a real dichotomy in the stock market. In general, value stocks outperformed growth stocks, while smaller issues did better than larger ones. Given these conditions, it is no surprise that small-cap value stocks, as a group, posted significantly higher returns than large-cap growth names.

Consequently, the S&P 500 Index/1/, which includes the largest stocks in the U.S. market, many of them growth companies, faced imposing hurdles, and produced a loss for the second consecutive year. The BB&T Equity Index Fund, which is designed to track the performance of its benchmark, also declined. The Fund's Class A Shares, excluding sales charges, posted a total return of - 12.24%, while the S&P 500 Index declined by 11.89%.

While this kind of volatility is never pleasant, we feel it is important to note that a number of market indices, such as the Nasdaq Composite Index/2/-- with its higher concentration of technology issues--fell much further posting a -21.05% return for the year ended December 31, 2001. In addition, the U.S. market as a whole preserved more investor capital than did many foreign markets, as most major international benchmarks suffered greater losses than the S&P 500.

The economy and the stock market were compromised by recession
For many investors, as for all Americans, the year was divided into two periods: one ending on Sept. 10, the other beginning with the terrorist attacks on the morning of Sept. 11. In hindsight, however, we now understand that it was not the events of Sept. 11 that plunged the country into a recession, although our national psyche was battered by the tragedies in New York, Washington and Pennsylvania. In fact, as was announced in late November, the U.S. economy sank into its first recession in a decade as early as last March.

By every essential measure, economic growth faltered long before September, and equity investors responded by shunning growth stocks, which depend on rising earnings to sustain higher prices. The meltdown in technology and telecommunications shares, which had begun in March 2000, continued throughout most of 2001, spreading to other sectors. Therefore, while the terrorist attacks and their aftermath did not cause our recession, they did further weaken the economy's foundation and dented consumer confidence. Stocks fell further, and reached their lows on Sept. 21.

But the stock market is nothing if not capricious. With economic conditions looking particularly grim, stocks staged a broad and stunning advance; from Sept. 21 to the end of the period, the S&P 500 rose 18.9%, and Nasdaq surged 37.0%. This rebound probably was due to two factors. First, the market had fallen so far, that a "relief rally" was not wholly unexpected. Second, and more important from a long-term perspective, such an upward move could prove to be a signal of an economic recovery. Historically, the stock market "anticipates" shifts in the economy by six to nine months. The market upturn that began in late September could be sustainable.

We are moderately optimistic about stocks' prospects in 2002
When we take a hard look at the economy and the stock market, we see a number of promising developments that could bode well for stocks:
 .  Consumer confidence has been rising since September.
 .  Oil prices continue to fall sharply.
 .  Unemployment claims also are declining.
 .  Inventory corrections appear to have run their course.
 .  Corporate earnings could grow more robustly than in 2001.
 . The Federal Reserve Board will continue to be accommodative, given the near-term challenges.

This last point bears more comment, as the Federal Reserve Board's (the "Fed") actions constituted 2001's biggest financial story. Beginning in January of last year, the Fed cut short-term interest rates 11 times, taking the fed funds rate down to 1.75%, and its lowest level in 40 years. Looking ahead, we believe these rate cuts should start to get the economy moving again and increased government stimulus will add fuel to an economic recovery. Overall, we feel that the economy appears to have bottomed and may be poised to begin a slow, but conspicuous rise over the next six to 12 months.

Diversification is essential in the months ahead
Based on this analysis, we believe investors would do well to focus on the stocks of large, financially strong companies, taking care to diversify among many different sectors. This is where a portfolio such as the BB&T Equity Index Fund can be helpful. The Fund's strategy is to seek long-term growth by the stocks that comprise the S&P 500 Stock Index; by following this objective, the Fund provides investors with exposure to all 11 of the index's sectors. In this manner, a single investment in the Fund produces a broadly diversified portfolio for investors.

Walter B. Grimm
President
BB&T Funds

David C. McMahon
President and Chief Investment Officer
BB&T Asset Management, LLC

 BB&T Equity Index Fund



Portfolio Manager

Barclays Global Fund Advisors, a
subsidiary of Barclays Global
Investors, N.A. (S&P 500(R) Index
Master Portfolio)
BB&T Asset Management, LLC (BB&T
Equity Index Fund)

Unlike with many traditional,
actively managed investment funds,
there is no single portfolio
manager who makes investment
decisions for the BB&T Equity Index
Fund. Instead, the Fund invests
substantially all its assets in the
S&P 500 Index Market Portfolio
which is managed by a team of
investment professionals from
Barclays, who use a specially
designed software program to
maintain a close match to the
characteristics of the S&P 500
Index.


Portfolio Managers' Perspective

"Investing in an index fund such as ours is based on the conviction that it's very difficult, if not nearly impossible, to 'beat the market' on a consistent basis. Instead, our approach is to take advantage of the stock market's long-term growth potential, while controlling costs, to help shareholders potentially build wealth over time. We believe the Fund is an excellent diversification tool for novice and experienced investors alike, and can serve as the foundation of most investors' asset allocation strategies."


The BB&T Equity Index Fund seeks to provide investment results that correspond as closely as practicable, before fees and expenses, to the total return of the broad range of stocks represented in the S&P 500 Stock Index. The Fund employs a two-tier structure, commonly referred to as "master-feeder". The BB&T Equity Index Fund (the "Feeder Fund") invests all of its investable assets in the S&P 500 Index Master Portfolio ("Master Portfolio"). For simplicity's sake, all discussion of the Fund's investment objective, strategies, risks and holdings refer also to the Master Portfolio's objectives, strategies, risks, and holdings unless otherwise indicated.

During the 12 months ended December 31, 2001, the Fund produced a -12.24% return (Class A shares without sales charge). The Fund's benchmark the S&P 500 Stock Index ("S&P 500") produced a -11.89% return for the same period.

In response to volatile equity markets, weak corporate revenues, and poor economic indicators, the Federal Reserve Board (the "Fed") took action in 2001. The Fed lowered short-term interest rates 11 times during the year, in an attempt to revive the sluggish economy and keep recession at bay. By the end of the year, the federal funds rate stood at 1.75%, its lowest level in more than 40 years. During the first three quarters of the year, however, the moves appeared to do little to stem the tide of earnings warnings and job cuts, particularly from the technology sector. Markets languished, turning in historically low first quarter performance numbers. In September, the horrible events that tragically affected the lives of all Americans also took their toll on the markets, and stock prices continued to slide.

By the fourth quarter, however, some encouraging economic indicators began to point to the prospect of a healthy economy. Declining inventory levels, lower inflation, and low interest rates all pointed toward the possibility of economic recovery. The Fed's actions, combined with proposed tax cuts helped buoy markets in the fourth quarter, and consumer confidence responded positively as well. Although strong market performance in the fourth quarter was not sufficient to erase the losses of the three previous quarters, it did help mitigate the losses.

Most of the industry sectors within the S&P 500 Index posted negative returns for the year. The biggest declines came from the utilities sector (3.12% of the Fund's net assets), which declined 30.38%, and information technology shares (17.61%), which fell 25.61%. Telecommunications services (5.49%) fell 12.24%, and energy stocks (6.34%) dropped 10.47%. On the positive side, consumer discretionary stocks (13.14%) gained 1.74%, and materials (2.61%) returned 3.34%.*

Within the Index's top ten holdings, the best returns came from stocks in the information technology group. Microsoft (3.41% of the Fund's net assets), the second-largest weighting in the Index, gained an impressive 52.74% during the year. IBM Corp. (1.99%) logged a 43.00% return. The largest holding in the Index, General Electric Co. (3.80%), however, lost 15.07%, and pharmaceutical giant Pfizer, Inc. (2.39%) fell 12.49%. Insurance company AIG (1.98%) also declined, falling 19.29%.*

/1/ The performance of the Fund is based on historical performance of the "mas-ter portfolio" through December 31, 2001. The performance has been adjusted to reflect the deduction of fees for value added services associated with a mutual fund, such as investment management and fund accounting fees.

+ "S&P" 500 is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund or Master Portfolio.

*  The composition of the Fund's holdings is subject to change.

                                                     BB&T Equity Index Fund



                                    [CHART]

                                                                    S&P 500
            Class A Shares   Class B Shares   Class C Shares      Stock Index

  7/2/93         9,416            10,000          10,000             10,000
 7/31/93         9,450            10,035          10,035              9,981
 8/31/93         9,828            10,415          10,415             10,361
 9/30/93         9,725            10,311          10,311             10,285
10/31/93         9,931            10,519          10,519             10,493
11/30/93         9,828            10,381          10,381             10,395
12/31/93         9,931            10,519          10,519             10,523
 1/31/94        10,241            10,830          10,830             10,875
 2/28/94         9,966            10,554          10,554             10,581
 3/31/94         9,553            10,069          10,069             10,121
 4/30/94         9,656            10,173          10,173             10,253
 5/31/94         9,794            10,311          10,311             10,420
 6/30/94         9,553            10,069          10,069             10,163
 7/31/94         9,828            10,346          10,346             10,499
 8/31/94        10,206            10,761          10,761             10,926
 9/30/94         9,966            10,484          10,484             10,663
10/31/94        10,172            10,727          10,727             10,907
11/30/94         9,828            10,311          10,311             10,507
12/31/94         9,966            10,450          10,450             10,660
 1/31/95        10,206            10,727          10,727             10,937
 2/28/95        10,584            11,107          11,107             11,362
 3/31/95        10,893            11,419          11,419             11,698
 4/30/95        11,237            11,765          11,765             12,038
 5/31/95        11,649            12,215          12,215             12,514
 6/30/95        11,924            12,457          12,457             12,808
 7/31/95        12,302            12,872          12,872             13,235
 8/31/95        12,337            12,872          12,872             13,270
 9/30/95        12,852            13,426          13,426             13,826
10/31/95        12,784            13,356          13,356             13,778
11/30/95        13,368            13,945          13,945             14,384
12/31/95        13,574            14,152          14,152             14,650
 1/31/96        14,055            14,637          14,637             15,154
 2/29/96        14,158            14,740          14,740             15,300
 3/31/96        14,296            14,879          14,879             15,447
 4/30/96        14,502            15,087          15,087             15,674
 5/31/96        14,845            15,433          15,433             16,078
 6/30/96        14,914            15,502          15,502             16,144
 7/31/96        14,261            14,775          14,775             15,425
 8/31/96        14,536            15,052          15,052             15,753
 9/30/96        15,326            15,917          15,917             16,638
10/31/96        15,739            16,332          16,332             17,094
11/30/96        16,942            17,543          17,543             18,391
12/31/96        16,598            17,163          17,163             18,031
 1/31/97        17,595            18,201          18,201             19,150
 2/28/97        17,732            18,339          18,339             19,305
 3/31/97        17,010            17,543          17,543             18,502
 4/30/97        18,007            18,581          18,581             19,607
 5/31/97        19,072            19,689          19,689             20,811
 6/30/97        19,931            20,554          20,554             21,739
 7/31/97        21,512            22,145          22,145             23,465
 8/31/97        20,275            20,900          20,900             22,160
 9/30/97        21,375            22,007          22,007             23,374
10/31/97        20,653            21,246          21,246             22,593
11/30/97        21,581            22,180          22,180             23,639
12/31/97        21,959            22,561          22,561             24,046
 1/31/98        22,199            22,768          22,768             24,313
 2/28/98        23,746            24,360          24,360             26,066
 3/31/98        24,983            25,606          25,606             27,401
 4/30/98        25,189            25,813          25,813             27,677
 5/31/98        24,742            25,363          25,363             27,201
 6/30/98        25,739            26,332          26,332             28,306
 7/31/98        25,464            26,021          26,021             28,005
 8/31/98        21,753            22,249          22,249             23,956
 9/30/98        23,162            23,668          23,668             25,490
10/31/98        25,017            25,536          25,536             27,564
11/30/98        26,495            27,059          27,059             29,234
12/31/98        28,041            28,616          28,616             30,919
 1/31/99        29,175            29,723          29,723             32,212
 2/28/99        28,247            28,789          28,789             31,211
 3/31/99        29,381            29,896          29,896             32,459
 4/30/99        30,481            31,003          31,003             33,717
 5/31/99        29,725            30,208          30,208             32,921
 6/30/99        31,375            31,869          31,869             34,748
 7/31/99        30,378            30,830          30,830             33,663
 8/31/99        30,206            30,657          30,657             33,496
 9/30/99        29,347            29,758          29,758             32,578
10/31/99        31,203            31,626          31,626             34,640
11/30/99        31,821            32,215          32,215             35,344
12/31/99        33,677            34,083          34,083             37,426
 1/31/00        31,959            32,318          32,318             35,545
 2/29/00        31,340            31,661          31,661             34,872
 3/31/00        34,364            34,706          34,706             38,284
 4/30/00        33,333            33,633          33,633             37,132
 5/31/00        32,612            32,907          32,907             36,370
 6/30/00        33,368            33,668          33,668             37,267
 7/31/00        32,852            33,114          33,114             36,684
 8/31/00        34,880            35,121          35,121             38,963
 9/30/00        33,024            33,253          33,253             36,906
10/31/00        32,852            33,080          33,080             36,750
11/30/00        30,275            30,450          30,450             33,852
12/31/00        30,413            30,586          30,586             34,018
 1/31/01        31,481            31,592          31,592             35,225
 2/28/01        28,587            28,679          28,679             32,013
 3/31/01        26,762            26,841          26,841             29,985
 4/30/01        28,828            28,922          28,922             32,315
 5/31/01        29,001            29,060          29,060             32,532
 6/30/01        28,312            28,228          28,228             31,740
 7/31/01        28,036            27,916          27,847             31,427
 8/31/01        26,245            26,147          26,078             29,460
 9/30/01        24,144            23,997          23,963             27,081
10/31/01        24,592            24,448          24,379             27,598
11/30/01        26,452            26,286          26,217             29,715
12/31/01        26,690            26,496          26,411             29,975

Average Annual Total Return

As of                        Inception       1           5         Since
December 31, 2001               Date        Year        Year    Inception/1/

Class A Shares*              9/11/00/1/    (17.30)%     8.67%       12.26%

Class B Shares**             9/11/00/1/    (17.68)%     8.93%       12.15%

Class C Shares***            9/11/00/1/    (14.51)%     9.00%       12.11%

  *Reflects maximum 5.75% sales charge.
 **Reflects applicable contingent deferred sales charge (maximum 5.00%). ***Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).



 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 /1/The performance of the BB&T Equity Index Fund, which commenced operations on 9/11/00, is based on the historical performance of the "master portfolio", which commenced operations on 7/2/93. The performance shown reflects the reinvestment of all dividend and capital gains distributions but does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or redemptions. The performance has been adjusted to reflect the deduction of fees for value-added services associated with each mutual fund class, such as investment management and fund accounting fees.

 The performance of the BB&T Equity Index Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

BB&T Funds
Equity Index Fund

 Statement of Assets and Liabilities

                                                               December 31, 2001

Assets:
Investment in S&P 500 Index Master Portfolio, at value (Note 1)...  $48,184,176
Receivable for capital shares issued..............................      314,900
Receivable due from Investment Advisor............................      111,620
Prepaid expenses and other........................................          981
                                                                    -----------
 Total Assets.....................................................   48,611,677
                                                                    -----------
Liabilities:
Dividends payable.................................................      296,585
Payable for capital shares redeemed...............................      328,509
Accrued expenses and other payables:
 Distribution fees................................................       91,296
 Other............................................................       21,784
                                                                    -----------
 Total Liabilities................................................      738,174
                                                                    -----------
Net Assets:
Capital stock (par value and paid-in capital).....................   55,495,278
Undistributed net investment loss.................................           --
Accumulated undistributed net realized losses on investments......   (1,267,601)
Net unrealized depreciation on investments........................   (6,354,174)
                                                                    -----------
Net Assets........................................................  $47,873,503
                                                                    ===========
Net Assets
 Class A..........................................................  $39,699,834
 Class B..........................................................    8,066,979
 Class C..........................................................      106,690
                                                                    -----------
 Total............................................................  $47,873,503
                                                                    ===========
Outstanding units of beneficial interests (shares)
 Class A..........................................................    5,159,008
 Class B..........................................................    1,061,234
 Class C..........................................................       14,107
                                                                    -----------
 Total............................................................    6,234,349
                                                                    ===========
Net asset value
 Class A -- redemption price per share............................  $      7.70
 Class B -- offering price per share*.............................         7.60
 Class C -- offering price per share*.............................         7.56
                                                                    ===========
Maximum Sales Charge -- Class A...................................         5.75%
                                                                    ===========
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A...  $      8.17
                                                                    ===========

---------
*  Redemption price per share varies by length of time shares are held.

 Statement of Operations

                                            For the Year Ended December 31, 2001

Net Investment Income Allocated from Master Portfolio:
Dividend income..................................................... $  451,957
Interest income.....................................................     69,807
Expenses............................................................    (19,307)
                                                                     ----------
 Net Investment Income Allocated from Master Portfolio..............    502,457
                                                                     ----------
Expenses:
Administration and transfer agent fees (Note 3).....................     84,804
Distribution fees -- Class A........................................    170,626
Distribution fees -- Class B........................................     44,459
Distribution fees -- Class C........................................        373
Fund accounting fees................................................     27,631
Legal fees..........................................................     20,156
Printing fees.......................................................     17,797
Audit fees..........................................................     15,393
Transfer agent out of pocket fees...................................     12,287
Custodian fees......................................................      1,145
Other...............................................................     22,201
                                                                     ----------
 Gross expenses.....................................................    416,872
 Expenses waived and reimbursed.....................................   (199,315)
                                                                     ----------
 Total Expenses.....................................................    217,557
                                                                     ----------
Net Investment Income...............................................    284,900
                                                                     ----------
Realized/Unrealized Gains Allocated from Master Portfolio
Net realized losses on investments.................................. (1,224,315)
Net change in unrealized depreciation on investments................ (5,104,483)
                                                                     ----------
Net realized/unrealized loss allocated from Master Portfolio........ (6,328,798)
                                                                     ----------
Change in net assets resulting from operations...................... (6,043,898)
                                                                     ==========

              See accompanying notes to the financial statements.

BB&T Funds
Equity Index Fund

 Statements of Changes in Net Assets

                                                         For the       For the
                                                        Year Ended   Period Ended
                                                       December 31,  December 31,
                                                           2001        2000 (a)
                                                       ------------  ------------
From Investment Activities:
Operations:
 Net investment income...............................  $   284,900   $    24,183
 Net realized losses on investments..................   (1,224,315)      (48,393)
 Net change in unrealized depreciation on
  investments........................................   (5,104,483)   (1,249,691)
                                                       -----------   -----------
Change in net assets resulting from operations.......   (6,043,898)   (1,273,901)
                                                       -----------   -----------
Distributions to Class A Shareholders:
 From net investment income..........................     (252,649)      (31,048)
Distributions to Class B Shareholders:
 From net investment income..........................      (43,146)       (1,952)
Distributions to Class C Shareholders:
 From net investment income..........................         (789)           --
                                                       -----------   -----------
Change in net assets from shareholder distributions..     (296,584)      (33,000)
                                                       -----------   -----------
Capital Transactions:
 Proceeds from shares issued
  Class A............................................   66,182,795    14,979,900
  Class B............................................    8,594,522       972,884
  Class C............................................      114,779            --
 Cost of shares redeemed
  Class A............................................  (34,204,632)      (79,045)
  Class B............................................   (1,029,158)       (5,685)
  Class C............................................       (5,474)           --
                                                       -----------   -----------
Change in net assets from capital transactions.......   39,652,832    15,868,054
                                                       -----------   -----------
Change in net assets.................................   33,312,350    14,561,153
Net Assets:
 Beginning of period.................................   14,561,153            --
                                                       -----------   -----------
 End of period.......................................  $47,873,503   $14,561,153
                                                       ===========   ===========
Share Transactions:
 Issued
  Class A............................................    7,960,393     1,553,191
  Class B............................................    1,092,394       106,059
  Class C............................................       14,830            --
 Redeemed
  Class A............................................   (4,345,746)       (8,830)
  Class B............................................     (136,599)         (620)
  Class C............................................         (723)           --
                                                       -----------   -----------
Change in shares.....................................    4,584,549     1,649,800
                                                       ===========   ===========

---------
(a) For the period from September 11, 2000 (commencement of operations) through December 31, 2000.

              See accompanying notes to the financial statements.

BB&T Funds
Equity Index Fund

 Financial Highlights, Class A Shares

                                                   For the        For the
                                                  Year Ended    Period Ended
                                                 December 31,   December 31,
                                                     2001         2000 (a)
                                                 ------------   ------------
Net Asset Value, Beginning of Period............   $  8.83        $ 10.00
                                                   -------        -------
Investment Activities
 Net investment income..........................      0.05           0.02
 Net realized and unrealized loss on
  investments...................................     (1.13)         (1.17)
                                                   -------        -------
 Total from Investment Activities...............     (1.08)         (1.15)
                                                   -------        -------
Distributions:
 Net investment income..........................     (0.05)         (0.02)
                                                   -------        -------
 Total Distributions............................     (0.05)         (0.02)
                                                   -------        -------
Net Asset Value -- End of Period................   $  7.70        $  8.83
                                                   =======        =======
Total Return (excludes sales charge)*...........    (12.24)%       (11.50)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000's)...............   $39,700        $13,632
Ratio of expenses to average net assets.........      0.54%          0.55%(c)
Ratio of net investment income to average net
 assets.........................................      0.74%          1.42%(c)
Ratio of expenses to average net assets without
 fee waivers**..................................      1.10%          1.31%(c)
Portfolio turnover..............................      9.00%(d)      10.00%(d)

---------
 * Had the advisor, distributor and administrator not reduced or waived certain expenses, total returns would have been lower.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period September 11, 2000 (commencement of operations) through December 31, 2000.
(b)  Not annualized.
(c)  Annualized.
(d) This rate represents the portfolio turnover rate of the S&P 500 Index Master Portfolio. Represents a full year of activity for the period ended December 31, 2000.

              See accompanying notes to the financial statements.

BB&T Funds
Equity Index Fund

 Financial Highlights, Class B Shares

                                                    For the       For the
                                                   Year Ended   Period Ended
                                                  December 31,  December 31,
                                                      2001        2000 (a)
                                                  ------------  ------------
Net Asset Value, Beginning of Period.............    $ 8.82        $10.00
                                                     ------        ------
Investment Activities
 Net investment income...........................      0.00*         0.02
 Net realized and unrealized loss on
  investments....................................     (1.18)        (1.18)
                                                     ------        ------
 Total from Investment Activities................     (1.18)        (1.16)
                                                     ------        ------
Distributions:
 Net investment income...........................     (0.04)        (0.02)
                                                     ------        ------
 Total Distributions.............................     (0.04)        (0.02)
                                                     ------        ------
Net Asset Value -- End of Period.................    $ 7.60        $ 8.82
                                                     ======        ======
Total Return (excludes redemption charge)**......    (13.37)%      (11.61)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000's)................    $8,067        $  929
Ratio of expenses to average net assets..........      1.17%         1.30%(c)
Ratio of net investment income to average net
 assets..........................................      0.74%         1.92%(c)
Ratio of expenses to average net assets without
 fee waivers***..................................      1.37%         1.81%(c)
Portfolio turnover...............................      9.00%(d)     10.00%(d)

---------
  * Net investment income was less than one cent per share.
 ** Had the advisor, distributor and administrator not reduced or waived certain expenses, total returns would have been lower.
*** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period September 11, 2000 (commencement of operations) through December 31, 2000.
(b)  Not annualized.
(c)  Annualized.
(d) This rate represents the portfolio turnover rate of the S&P 500 Index Master Portfolio. Represents a full year of activity for the period ended December 31, 2000.

              See accompanying notes to the financial statements.

BB&T Funds
Equity Index Fund

 Financial Highlights, Class C Shares

                                                                    For the
                                                                  Period Ended
                                                                  December 31,
                                                                    2001 (a)
                                                                  ------------
Net Asset Value, Beginning of Period............................     $ 8.34
                                                                     ------
Investment Activities
 Net investment income..........................................       0.00*
 Net realized and unrealized loss on investments................      (0.72)
                                                                     ------
 Total from Investment Activities...............................      (0.72)
                                                                     ------
Distributions:
 Net investment income..........................................      (0.06)
                                                                     ------
 Total Distributions............................................      (0.06)
                                                                     ------
Net Asset Value -- End of Period................................     $ 7.56
                                                                     ======
Total Return (excludes redemption charge)**.....................      (8.68)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000's)...............................     $  107
Ratio of expenses to average net assets.........................       1.01%(c)
Ratio of net investment income to average net assets............       1.09%(c)
Ratio of expenses to average net assets without fee waivers***..       1.52%(c)
Portfolio turnover..............................................       9.00%(d)

---------
  *   Net investment income was less than one cent per share.
 **   Had the advisor, distributor and administrator not reduced or waived certain expenses, total returns would have been lower.
*** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.
(b)   Not annualized.
(c)   Annualized.
(d) This rate represents the portfolio turnover rate of the S&P 500 Index Master Portfolio. Represents a full year of activity for the period ended December 31, 2000.

              See accompanying notes to the financial statements.

BB&T Funds

                         Notes to Financial Statements
                               December 31, 2001


1.Organization:

  The BB&T Equity Index Fund (the "Fund") commenced operations on September 11, 2000 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Fund is a separate series of the BB&T Funds (the "Trust"), a Massachusetts business trust organized in 1992. The Fund invests all of its assets in the S&P 500 Index Master Portfolio (the "Master Portfolio") of the Master Investment Portfolio ("MIP"), a diversified open-end management investment company registered under the Investment Company Act of 1940, rather than in a portfolio of securities. The Master Portfolio has substantially the same investment objective as the Fund. Barclays Global Fund Advisors serves as Investment Advisor for the Master Portfolio. The financial statements of the Master Portfolio, including the schedule of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  The Fund is authorized to issue an unlimited number of shares without par value. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares.

  Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

2.Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  (A) Security Valuation--The value of the Fund's investment in the Master Portfolio reflects the Fund's interest of 1.71% in the net assets of the Master Portfolio at December 31, 2001. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

  (B) Federal Income and Excise Taxes and Distributions to Shareholders-- Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

    The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

    Expenses that are directly related to the Fund are charged directly to the Fund. Expenses directly attributable to a class of shares are charged directly to that class.

  (C) Securities Transactions and Income Recognition--The Fund records daily, its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio.

3.Related Party Transactions:

  Under its Investment Advisory Agreement with respect to the Fund, BB&T Asset Management, LLC ("BB&T") exercises general oversight over the investment performance of the Fund. BB&T will advise the Board of Trustees if investment of all of the Fund's assets in shares of the Master Portfolio is no longer an appropriate means of achieving the Fund's investment

BB&T Funds

                               December 31, 2001

objective. For periods in which all the Fund's assets are not invested in the Master Portfolio, BB&T will receive an investment advisory fee from the Fund. For the period ended December 31, 2001, all of the Fund's assets were invested in the Master Portfolio and BB&T received no fees. For the period ended December 31, 2001 BB&T has agreed to reimburse the Fund $30,000 for general Fund expenses.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain trustees and officers of the Fund are affiliated, serves the Fund as administrator and distributor. Such officers and trustees are paid no fees directly by the Fund for serving as officers of the Fund. Once the Fund commenced operations on September 11, 2000, BISYS, administrator for the Fund, and BISYS Ohio, transfer agent for the Fund, began receiving compensation at an all inclusive fee at an annual rate of 0.22% of the average net assets of the Fund. The fee is accrued daily and payable on a monthly basis. For the period ended December 31, 2001, BISYS has agreed to waive all of its fee for the Fund, the amount of such waiver was $84,804.

  The Fund has adopted a Distribution and Shareholder Services Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A Shares, Class B Shares and Class C Shares, respectively. The fees may be used by BISYS to pay banks, including the advisor, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. BB&T, BISYS, and BISYS Ohio may voluntarily reduce or reimburse fees to assist the Fund in maintaining competitive expense ratios. Waived or absorbed fees totaled $84,511 for distribution for the period ended December 31, 2001.

4.Federal Income Taxes:

  At December 31, 2001, the Fund had a net capital loss carryforward to offset future net capital gains, if any, to the extent provided by the Treasury regulations in the amount of $752,113, of which, $10,695 expires in 2008, and $741,418 expires in 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

  Capital losses incurred after October 31, within the Fund's fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred a loss in the amount of $108,783 and will elect to defer such capital losses and foreign currency losses.

  For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended December 31, 2001 for the Fund qualified for the dividends received deduction.

BB&T Funds

                               December 31, 2001


5. Trustees (Unaudited):

Overall responsibilty for management of the Fund rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day to day operations. The names of the Trustees, their addresses, birthdates, length of tenure, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Fund are set forth below:

                              Position(s) Held  Term of Office/   Principal Occupation          Number of       Directorships
                                With the BB&T      Lengh of         During the Past         Porfolios Overseen Held Outside the
       Name and Address       Equity Index Fund   Time Served           5 Years              in Fund Complex     Fund Complex
       ----------------       ----------------- ---------------   --------------------      ------------------ ----------------
 William E. Graham, Jr.            Trustee       Indefinite/    From January 1994 to                21         Highwood
 1 Hannover Square                               Since 8/18/92  present, Counsel,                              Properties,
 Fayetteville Street Mall                                       Hunton & Williams;                             Inc.
 P.O. Box 109
 Raleigh, NC 27602
 Birthdate: 12/31/29

 Thomas W. Lambeth                 Trustee       Indefinite/    From 1978 to present,               21         None
 700 Yorkshire Road                              Since 8/18/92  Executive Director, Z.
 Winston-Salem, NC 27106                                        Smith Reynolds
 Birthdate: 01/08/35                                            Foundation

 *W. Ray Long                      Trustee       Indefinite/    Retired: Executive Vice             21         None
 605 Blenheim Drive                              Since 8/18/92  President, Branch
 Raleigh, NC 27612                                              Banking and Trust
 Birthdate: 04/07/34                                            Company prior
                                                                to August 1998.

 Robert W. Stewart                 Trustee       Indefinite/    Retired: Chairman and               21         None
 201 Huntington Road                             Since 2/15/94  Chief Executive Officer
 Greenville, SC 29615                                           of Engineered Custom
 Birthdate: 05/22/32                                            Plastics Corporation from
                                                                1969 to 1990.

 Drew T. Kagen                     Trustee       Indefinite/    From March 1996 to                  21         Investment
 Investment Affiliate, Inc.                      Since 8/11/00  present, President,                            Affiliates,
 118 East Washington St.                                        Investment Affiliate,                          Inc. Montecito
 Lewisburg, WV 24901                                            Inc.; March 1992 to                            Advisors, Inc.
 Birthdate: 02/21/48                                            March 1996, President,
                                                                Provident Securities &
                                                                Investment Co.

 Laura C. Bingham                  Trustee       Indefinite/    From July 1998 to                   21         None
 Peace College                                   Since 2/27/01  present, President of
 Office of the President                                        Peace College; November
 15 East Peace Street                                           1997 to May 1998,
 Raleigh, NC 27604-1194                                         Senior Vice President
 Birthdate: 11/09/56                                            of Philanthropy and
                                                                President of Fort
                                                                Sanders Foundation
                                                                Covenant Health;
                                                                1992 to 1997,
                                                                Vice President
                                                                Hollins College.

 *Raymond K. McCulloch             Trustee       Indefinite/    From August 1998 to                 21         None
 434 Fayetteville Street Mall                    Since 5/14/99  present, Executive Vice
 29th Floor                                                     President, Branch
 Raleigh, NC 27601                                              Banking and Trust
 Birthdate: 10/05/56                                            Company; employee of
                                                                Branch Banking and
                                                                Trust Company since
                                                                1989.

 Richard F. Baker                  Trustee       Indefinite/    From 1999 to present,               21         None
 6805 North Ridge Drive                          Since 2/27/01  Business Unit
 Raleigh, NC 27615                                              Executive, IBM Sales
 Birthdate: 2/10/46                                             and Distribution
                                                                Division; 1996 to 1999,
                                                                National Sales Support
                                                                Manager, IBM Sales and
                                                                Distribution Division.

                          Independent Auditors' Report

To the Shareholders and Board of Trustees of BB&T Funds:

We have audited the accompanying statements of assets and liabilities of the BB&T Equity Index Fund (the "Fund"), a series of BB&T Funds, as of December 31, 2001, the related statements of operations for the year then ended, and statements of changes in net assets and financial highlights for each of the years or periods in the two-year period ended December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable reassurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BB&T Equity Index Fund as of December 31, 2001, the results of its operations, changes in its net assets and its financial highlights for the years or periods above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Boston, Massachusetts
February 11, 2002

S&P 500 Index Master Portfolio                           Schedule of Investments
                                                               December 31, 2001

 Common Stocks -- 98.33%

Security                                                 Shares       Value
--------                                               ---------- -------------

Advertising (0.31%)
Interpublic Group of Companies Inc....................     99,048 $   2,925,875
Omnicom Group Inc.....................................     48,745     4,355,366
TMP Worldwide Inc.(/1/)...............................     28,996     1,243,928
                                                                  -------------
                                                                      8,525,169
                                                                  -------------
Aerospace/Defense (1.22%)
Boeing Co.............................................    219,658     8,518,337
General Dynamics Corp.................................     52,925     4,214,947
Goodrich (B.F.) Co....................................     26,737       711,739
Lockheed Martin Corp..................................    115,541     5,392,298
Northrop Grumman Corp.................................     28,964     2,919,861
Raytheon Co...........................................    102,532     3,329,214
Rockwell Collins......................................     48,164       939,198
United Technologies Corp..............................    122,890     7,942,381
                                                                  -------------
                                                                     33,967,975
                                                                  -------------
Airlines (0.20%)
AMR Corp.(/1/)........................................     40,518       898,284
Delta Air Lines Inc...................................     32,325       945,829
Southwest Airlines Co.................................    200,737     3,709,620
U.S. Airways Group Inc.(/1/)..........................     17,868       113,283
                                                                  -------------
                                                                      5,667,016
                                                                  -------------
Apparel (0.26%)
Jones Apparel Group Inc.(/1/).........................     32,906     1,091,492
Liz Claiborne Inc.....................................     13,798       686,450
Nike Inc. "B".........................................     70,456     3,962,445
Reebok International Ltd.(/1/)........................     15,449       409,398
VF Corp...............................................     29,106     1,135,425
                                                                  -------------
                                                                      7,285,210
                                                                  -------------
Auto Manufacturers (0.59%)
Ford Motor Company....................................    474,963     7,466,418
General Motors Corp. "A"..............................    145,700     7,081,020
Navistar International Corp...........................     15,577       615,291
PACCAR Inc............................................     20,128     1,320,799
                                                                  -------------
                                                                     16,483,528
                                                                  -------------
Auto Parts & Equipment (0.20%)
Cooper Tire & Rubber Co...............................     19,035       303,799
Dana Corp.............................................     38,956       540,709
Delphi Automotive Systems Corp........................    146,940     2,007,200
Goodyear Tire & Rubber Co.............................     42,788     1,018,782
TRW Inc...............................................     33,123     1,226,876
Visteon Corp..........................................     34,193       514,263
                                                                  -------------
                                                                      5,611,629
                                                                  -------------
Banks (6.60%)
AmSouth Bancorp.......................................     95,582     1,806,500
Bank of America Corp..................................    412,656    25,976,695
Bank of New York Co. Inc..............................    193,162     7,881,010
Bank One Corp.........................................    305,834    11,942,818
BB&T Corp. ...........................................    118,830     4,290,951
Charter One Financial Inc.............................     58,951     1,600,520
Comerica Inc..........................................     46,708     2,676,368
Fifth Third Bancorp...................................    151,550     9,294,562
FleetBoston Financial Corp............................    274,092    10,004,358
Golden West Financial Corp............................     41,341     2,432,918
Huntington Bancshares Inc.............................     65,884     1,132,546
JP Morgan Chase & Co..................................    517,484    18,810,543

 Common Stocks, continued

Security                                                 Shares       Value
--------                                               ---------- -------------

Banks, continued
KeyCorp...............................................    111,069 $   2,703,419
Mellon Financial Corp.................................    122,705     4,616,162
National City Corp....................................    158,945     4,647,552
Northern Trust Corp...................................     58,257     3,508,237
PNC Financial Services Group..........................     74,506     4,187,237
Regions Financial Corp................................     59,650     1,791,886
SouthTrust Corp.......................................     89,881     2,217,364
State Street Corp.....................................     85,338     4,458,910
SunTrust Banks Inc....................................     75,751     4,749,588
Synovus Financial Corp................................     76,402     1,913,870
U.S. Bancorp..........................................    511,686    10,709,588
Union Planters Corp...................................     36,031     1,626,079
Wachovia Corp.........................................    356,936    11,193,513
Washington Mutual Inc.................................    229,733     7,512,269
Wells Fargo & Company.................................    444,625    19,318,956
Zions Bancorp.........................................     24,063     1,265,233
                                                                  -------------
                                                                    184,269,652
                                                                  -------------
Beverages (2.48%)
Anheuser-Busch Companies Inc..........................    231,928    10,485,465
Brown-Forman Corp. "B"................................     17,908     1,121,041
Coca-Cola Co..........................................    652,240    30,753,116
Coca-Cola Enterprises Inc.............................    116,648     2,209,313
Coors (Adolf) Company "B".............................      9,474       505,912
Pepsi Bottling Group Inc..............................     74,458     1,749,763
PepsiCo Inc...........................................    458,890    22,343,354
                                                                  -------------
                                                                     69,167,964
                                                                  -------------
Biotechnology (0.97%)
Amgen Inc.(/1/).......................................    274,220    15,476,977
Biogen Inc.(/1/)......................................     38,792     2,224,721
Chiron Corp.(/1/).....................................     49,611     2,174,946
Genzyme Corp.--General Division(/1/)..................     55,654     3,331,448
Immunex Corp.(/1/)....................................    142,847     3,958,290
                                                                  -------------
                                                                     27,166,382
                                                                  -------------
Building Materials (0.15%)
Masco Corp............................................    120,367     2,948,991
Vulcan Materials Co...................................     26,568     1,273,670
                                                                  -------------
                                                                      4,222,661
                                                                  -------------
Chemicals (1.21%)
Air Products & Chemicals Inc..........................     59,624     2,796,962
Ashland Inc...........................................     18,108       834,417
Dow Chemical Co.......................................    236,550     7,990,659
Du Pont (E.I.) de Nemours.............................    268,883    11,430,216
Eastman Chemical Co...................................     20,224       789,140
Engelhard Corp........................................     34,043       942,310
Great Lakes Chemical Corp.............................     13,163       319,598
Hercules Inc.(/1/)....................................     28,458       284,580
PPG Industries Inc....................................     44,162     2,284,059
Praxair Inc...........................................     42,188     2,330,887
Rohm & Haas Co. "A"...................................     57,803     2,001,718
Sherwin-Williams Co...................................     40,508     1,113,970
Sigma-Aldrich Corp....................................     19,241       758,288
                                                                  -------------
                                                                     33,876,804
                                                                  -------------
Commercial Services (0.96%)
Block (H & R) Inc.....................................     48,121     2,151,009
Cendant Corp.(/1/)....................................    257,429     5,048,183

   The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio              Schedule of Investments--(continued)
                                                               December 31, 2001

 Common Stocks, continued

Security                                                 Shares       Value
--------                                               ---------- -------------

Commercial Services, continued
Concord EFS Inc.(/1/).................................    132,124 $   4,331,025
Convergys Corp.(/1/)..................................     45,132     1,691,999
Deluxe Corp...........................................     17,404       723,658
Donnelley (R.R.) & Sons Co............................     30,033       891,680
Ecolab Inc............................................     33,531     1,349,623
Equifax Inc...........................................     37,999       917,676
McKesson HBOC Inc.....................................     75,007     2,805,262
Moody's Corp..........................................     40,916     1,630,912
Paychex Inc...........................................     98,173     3,421,329
Quintiles Transnational Corp.(/1/)....................     31,372       504,462
Robert Half International Inc.(/1/)...................     46,000     1,228,200
                                                                  -------------
                                                                     26,695,018
                                                                  -------------
Computers (5.95%)
Apple Computer Inc.(/1/)..............................     92,012     2,015,063
Cisco Systems Inc.(/1/)...............................  1,923,827    34,840,507
Compaq Computer Corp..................................    444,308     4,336,446
Computer Sciences Corp.(/1/)..........................     44,674     2,188,133
Dell Computer Corp.(/1/)..............................    684,560    18,606,341
Electronic Data Systems Corp..........................    124,337     8,523,301
EMC Corp.(/1/)........................................    581,106     7,810,065
Gateway Inc.(/1/).....................................     84,970       683,159
Hewlett-Packard Co....................................    508,837    10,451,512
International Business Machines Corp..................    451,821    54,652,268
Lexmark International Group Inc. "A"(/1/).............     34,095     2,011,605
NCR Corp.(/1/)........................................     25,479       939,156
Network Appliance Inc.(/1/)...........................     86,850     1,899,409
Palm Inc.(/1/)........................................    148,978       578,035
Sapient Corp.(/1/)....................................     33,137       255,818
Sun Microsystems Inc.(/1/)............................    850,218    10,457,681
Unisys Corp.(/1/).....................................     83,696     1,049,548
Veritas Software Corp.(/1/)...........................    105,143     4,713,561
                                                                  -------------
                                                                    166,011,608
                                                                  -------------
Cosmetics/Personal Care (2.04%)
Alberto-Culver Co. "B"................................     14,876       665,552
Avon Products Inc.....................................     61,961     2,881,187
Colgate-Palmolive Co..................................    144,706     8,356,772
Gillette Co...........................................    276,796     9,244,986
International Flavors & Fragrances Inc................     24,871       738,917
Kimberly-Clark Corp...................................    137,739     8,236,792
Procter & Gamble Co...................................    339,820    26,889,957
                                                                  -------------
                                                                     57,014,163
                                                                  -------------
Distribution/Wholesale (0.29%)
Costco Wholesale Corp.(/1/)...........................    118,610     5,263,912
Genuine Parts Co......................................     45,431     1,667,318
Grainger (W.W.) Inc...................................     24,536     1,177,728
                                                                  -------------
                                                                      8,108,958
                                                                  -------------
Diversified Financial Services (6.45%)
American Express Co...................................    349,944    12,489,501
Bear Stearns Companies Inc............................     24,689     1,447,763
Capital One Financial Corp............................     56,357     3,040,460
Citigroup Inc.........................................  1,349,400    68,117,712
Countrywide Credit Industries Inc.....................     32,058     1,313,416
Fannie Mae............................................    262,021    20,830,670
Franklin Resources Inc................................     68,403     2,412,574

 Common Stocks, continued

Security                                                 Shares       Value
--------                                               ---------- -------------

Diversified Financial Services, continued
Freddie Mac...........................................    182,303 $  11,922,616
Household International Inc...........................    120,051     6,955,755
Lehman Brothers Holdings Inc..........................     62,504     4,175,267
MBNA Corp.............................................    223,408     7,863,962
Merrill Lynch & Co. Inc...............................    221,976    11,569,389
Morgan Stanley Dean Witter & Co.......................    287,652    16,091,253
Providian Financial Corp..............................     74,545       264,635
Schwab (Charles) Corp.................................    358,451     5,545,237
Stilwell Financial Inc................................     58,053     1,580,203
T Rowe Price Group Inc................................     32,381     1,124,592
USA Education Inc.....................................     41,118     3,454,734
                                                                  -------------
                                                                    180,199,739
                                                                  -------------
Electric (2.46%)
AES Corp.(/1/)........................................    139,811     2,285,910
Allegheny Energy Inc..................................     32,798     1,187,944
Ameren Corp...........................................     36,096     1,526,861
American Electric Power Inc...........................     84,517     3,679,025
Calpine Corp.(/1/)....................................     80,080     1,344,543
Cinergy Corp..........................................     41,732     1,395,101
CMS Energy Corp.......................................     34,878       838,118
Consolidated Edison Inc...............................     55,666     2,246,680
Constellation Energy Group Inc........................     42,938     1,140,004
Dominion Resources Inc................................     68,988     4,146,179
DTE Energy Co.........................................     42,661     1,789,202
Duke Energy Corp......................................    203,570     7,992,158
Edison International(/1/).............................     85,455     1,290,371
Entergy Corp..........................................     57,975     2,267,402
Exelon Corp...........................................     84,163     4,029,724
FirstEnergy Corp......................................     78,057     2,730,434
FPL Group Inc.........................................     46,128     2,601,619
Mirant Corp.(/1/).....................................    105,075     1,683,301
Niagara Mohawk Holdings Inc.(/1/).....................     42,028       745,156
NiSource Inc..........................................     54,239     1,250,751
PG&E Corp.(/1/).......................................    101,571     1,954,226
Pinnacle West Capital Corp............................     22,200       929,070
PPL Corp..............................................     38,411     1,338,623
Progress Energy Inc...................................     57,372     2,583,461
Public Service Enterprise Group Inc...................     54,416     2,295,811
Reliant Energy Inc....................................     78,200     2,073,864
Southern Co...........................................    182,321     4,621,837
TECO Energy Inc.......................................     36,601       960,410
TXU Corporation.......................................     69,532     3,278,434
Xcel Energy Inc.......................................     90,627     2,513,993
                                                                  -------------
                                                                     68,720,212
                                                                  -------------
Electrical Components & Equipment (0.32%)
American Power Conversion Corp.(/1/)..................     51,285       741,581
Emerson Electric Co...................................    112,246     6,409,247
Molex Inc.............................................     51,328     1,588,602
Power-One Inc.(/1/)...................................     20,681       215,289
                                                                  -------------
                                                                      8,954,719
                                                                  -------------
Electronics (0.77%)
Agilent Technologies Inc.(/1/)........................    120,818     3,444,521
Applera Corp.--Applied Biosystems Group...............     55,586     2,182,862
Jabil Circuit Inc.(/1/)...............................     51,708     1,174,806

   The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio              Schedule of Investments--(continued)
                                                               December 31, 2001

 Common Stocks, continued

Security                                                 Shares       Value
--------                                               ---------- -------------

Electronics, continued
Johnson Controls Inc..................................     22,892 $   1,848,529
Millipore Corp........................................     12,523       760,146
Parker Hannifin Corp..................................     30,759     1,412,146
PerkinElmer Inc.......................................     32,310     1,131,496
Sanmina Corp.(/1/)....................................    136,624     2,718,818
Solectron Corp.(/1/)..................................    215,231     2,427,806
Symbol Technologies Inc...............................     59,902       951,244
Tektronix Inc.(/1/)...................................     24,130       622,071
Thermo Electron Corp.(/1/)............................     46,632     1,112,640
Thomas & Betts Corp...................................     15,251       322,559
Waters Corp.(/1/).....................................     34,293     1,328,854
                                                                  -------------
                                                                     21,438,498
                                                                  -------------
Engineering & Construction (0.03%)
Fluor Corp............................................     21,011       785,811
                                                                  -------------
                                                                        785,811
                                                                  -------------
Entertainment (0.06%)
International Game Technology Inc.(/1/)...............     23,004     1,571,173
                                                                  -------------
                                                                      1,571,173
                                                                  -------------
Environmental Control (0.21%)
Allied Waste Industries Inc.(/1/).....................     51,661       726,354
Waste Management Inc..................................    164,662     5,254,364
                                                                  -------------
                                                                      5,980,718
                                                                  -------------
Food (2.11%)
Albertson's Inc.......................................    106,507     3,353,905
Archer-Daniels-Midland Co.............................    173,449     2,488,993
Campbell Soup Co......................................    107,448     3,209,472
ConAgra Foods Inc.....................................    140,917     3,349,597
General Mills Inc.....................................     95,549     4,969,503
Heinz (H.J.) Co.......................................     91,837     3,776,337
Hershey Foods Corp....................................     35,570     2,408,089
Kellogg Co............................................    106,612     3,209,021
Kroger Co.(/1/).......................................    210,691     4,397,121
Safeway Inc.(/1/).....................................    131,640     5,495,970
Sara Lee Corp.........................................    205,453     4,567,220
SUPERVALU Inc.........................................     34,962       773,359
Sysco Corp............................................    174,818     4,583,728
Unilever NV--NY Shares................................    149,915     8,636,603
Winn-Dixie Stores Inc.................................     36,866       525,341
Wrigley (William Jr.) Co..............................     59,070     3,034,426
                                                                  -------------
                                                                     58,778,685
                                                                  -------------
Forest Products & Paper (0.51%)
Boise Cascade Corp....................................     15,221       517,666
Georgia-Pacific Corp..................................     60,265     1,663,917
International Paper Co................................    126,410     5,100,644
Louisiana-Pacific Corp................................     27,397       231,231
Mead Corp.............................................     26,040       804,376
Temple-Inland Inc.....................................     12,943       734,256
Westvaco Corp.........................................     26,831       763,342
Weyerhaeuser Co.......................................     56,719     3,067,364
Willamette Industries Inc.............................     28,820     1,502,098
                                                                  -------------
                                                                     14,384,894
                                                                  -------------
Gas (0.12%)
KeySpan Corp..........................................     36,480     1,264,032
NICOR Inc.............................................     11,746       489,103

 Common Stocks, continued

Security                                                 Shares       Value
--------                                               ---------- -------------

Gas, continued
Peoples Energy Corp...................................      9,285 $     352,180
Sempra Energy.........................................     54,344     1,334,145
                                                                  -------------
                                                                      3,439,460
                                                                  -------------
Hand/Machine Tools (0.08%)
Black & Decker Corp...................................     20,927       789,576
Snap-On Inc...........................................     15,186       511,161
Stanley Works (The)...................................     22,387     1,042,563
                                                                  -------------
                                                                      2,343,300
                                                                  -------------
Health Care (4.08%)
Aetna Inc.............................................     37,593     1,240,193
Bard (C.R.) Inc.......................................     13,404       864,558
Bausch & Lomb Inc.....................................     14,063       529,613
Baxter International Inc. ............................    154,839     8,304,016
Becton Dickinson & Co. ...............................     67,812     2,247,968
Biomet Inc. ..........................................     70,717     2,185,155
Boston Scientific Corp.(/1/)..........................    105,790     2,551,655
Guidant Corp.(/1/)....................................     79,925     3,980,265
HCA--The Healthcare Company...........................    135,082     5,206,060
Health Management Associates Inc. "A"(/1/)............     64,307     1,183,249
Healthsouth Corp.(/1/)................................    102,894     1,524,889
Humana Inc.(/1/)......................................     44,246       521,660
Johnson & Johnson.....................................    804,539    47,548,255
Manor Care Inc.(/1/)..................................     26,850       636,614
Medtronic Inc.........................................    317,528    16,260,609
St. Jude Medical Inc.(/1/)............................     22,833     1,772,982
Stryker Corp..........................................     51,568     3,010,024
Tenet Healthcare Corp.(/1/)...........................     85,368     5,012,809
UnitedHealth Group Inc. ..............................     81,775     5,787,217
Wellpoint Health Networks Inc.(/1/)...................     16,725     1,954,316
Zimmer Holdings Inc.(/1/).............................     50,833     1,552,440
                                                                  -------------
                                                                    113,874,547
                                                                  -------------
Home Builders (0.08%)
Centex Corp. .........................................     15,937       909,843
KB HOME...............................................     13,198       529,240
Pulte Corp. ..........................................     15,455       690,375
                                                                  -------------
                                                                      2,129,458
                                                                  -------------
Home Furnishings (0.11%)
Leggett & Platt Inc. .................................     51,535     1,185,305
Maytag Corp. .........................................     20,133       624,727
Whirlpool Corp. ......................................     17,552     1,287,088
                                                                  -------------
                                                                      3,097,120
                                                                  -------------
Household Products/Wares (0.29%)
American Greetings Corp. "A"..........................     16,656       229,520
Avery Dennison Corp...................................     28,823     1,629,364
Clorox Co.............................................     61,001     2,412,590
Fortune Brands Inc....................................     38,972     1,542,901
Newell Rubbermaid Inc.................................     69,943     1,928,329
Tupperware Corp.......................................     15,244       293,447
                                                                  -------------
                                                                      8,036,151
                                                                  -------------
Insurance (4.34%)
AFLAC Inc. ...........................................    136,957     3,363,664
Allstate Corp. .......................................     187,01    56,302,406
Ambac Financial Group Inc.............................     27,680     1,601,565
American International Group Inc. ....................   685,2105     4,405,674

   The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio              Schedule of Investments--(continued)
                                                               December 31, 2001

 Common Stocks, continued

Security                                                 Shares       Value
--------                                               ---------- -------------

Insurance, continued
AON Corp. ............................................     70,611 $   2,508,103
Chubb Corp. ..........................................     44,533     3,072,777
CIGNA Corp. ..........................................     37,933     3,514,492
Cincinnati Financial Corp. ...........................     42,366     1,616,263
Conseco Inc. (/1/)....................................     90,418       403,264
Hancock (John) Financial Services Inc. ...............     78,337     3,235,318
Hartford Financial Services Group Inc. ...............     64,305     4,040,283
Jefferson-Pilot Corp. ................................     39,461     1,825,860
Lincoln National Corp.................................     49,690     2,413,443
Loews Corp. ..........................................     50,225     2,781,461
Marsh & McLennan Companies Inc. ......................     72,035     7,740,161
MBIA Inc. ............................................     38,926     2,087,601
MetLife Inc. .........................................    190,096     6,022,241
MGIC Investment Corp. ................................     28,113     1,735,134
Progressive Corporation...............................     19,227     2,870,591
SAFECO Corp. .........................................     33,512     1,043,899
St. Paul Companies Inc. ..............................     54,399     2,391,924
Torchmark Corp. ......................................     32,569     1,280,939
UnumProvident Corp. ..................................     63,487     1,683,040
XL Capital Ltd. "A"...................................     34,796     3,178,963
                                                                  -------------
                                                                    121,119,066
                                                                  -------------
Iron/Steel (0.07%)
Allegheny Technologies Inc. ..........................     21,051       352,604
Nucor Corp. ..........................................     20,402     1,080,490
USX-U.S. Steel Group Inc. ............................     23,395       423,683
                                                                  -------------
                                                                      1,856,777
                                                                  -------------
Leisure Time (0.38%)
Brunswick Corp. ......................................     23,011       500,719
Carnival Corp. "A"....................................    153,741     4,317,047
Harley-Davidson Inc. .................................     79,402     4,312,323
Sabre Holdings Corp.(/1/).............................     35,010     1,482,674
                                                                  -------------
                                                                     10,612,763
                                                                  -------------
Lodging (0.22%)
Harrah's Entertainment Inc.(/1/)......................     29,432     1,089,278
Hilton Hotels Corp. ..................................     96,861     1,057,722
Marriott International Inc. "A".......................     63,205     2,569,283
Starwood Hotels & Resorts Worldwide Inc. .............     51,866     1,548,200
                                                                  -------------
                                                                      6,264,483
                                                                  -------------
Machinery (0.45%)
Caterpillar Inc. .....................................     90,031     4,704,120
Cummins Engine Company Inc. ..........................     10,832       417,465
Deere & Co. ..........................................     61,588     2,688,932
Dover Corp. ..........................................     53,091     1,968,083
Ingersoll-Rand Co. ...................................     44,061     1,842,190
McDermott International Inc.(/1/).....................     16,178       198,504
Rockwell International Corp. .........................     48,206       860,959
                                                                  -------------
                                                                     12,680,253
                                                                  -------------
Manufacturers (6.11%)
Cooper Industries Inc.................................     24,568       857,915
Crane Co..............................................     15,650       401,266
Danaher Corp..........................................     37,486     2,260,781
Eastman Kodak Co......................................     76,306     2,245,686

 Common Stocks, continued

Security                                                 Shares       Value
--------                                               ---------- -------------

Manufacturers, continued
Eaton Corp............................................     18,176 $   1,352,476
General Electric Co...................................  2,603,789   104,359,863
Honeywell International Inc...........................    213,286     7,213,333
Illinois Tool Works Inc...............................     79,912     5,411,641
ITT Industries Inc....................................     23,185     1,170,843
Minnesota Mining & Manufacturing Co...................    102,837    12,156,362
Pall Corp.............................................     32,036       770,786
Textron Inc...........................................     37,048     1,536,010
Tyco International Ltd................................    523,283    30,821,369
                                                                  -------------
                                                                    170,558,331
                                                                  -------------
Media (3.71%)
AOL Time Warner Inc.(/1/).............................  1,161,034    37,269,191
Clear Channel
Communications Inc.(/1/)..............................    156,751     7,980,193
Comcast Corp. "A"(/1/)................................    247,839     8,922,204
Dow Jones & Co. Inc...................................     22,275     1,219,111
Gannett Co. Inc.......................................     69,466     4,670,199
Knight Ridder Inc.....................................     22,055     1,432,031
McGraw-Hill Companies Inc.............................     50,699     3,091,625
Meredith Corp.........................................     12,935       461,133
New York Times Co. "A"................................     39,761     1,719,663
Tribune Co............................................     78,133     2,924,518
Univision Communications Inc.(/1/)....................     55,102     2,229,427
Viacom Inc. "B"(/1/)..................................    465,118    20,534,960
Walt Disney Co. (The).................................    534,695    11,078,880
                                                                  -------------
                                                                    103,533,135
                                                                  -------------
Metal Fabricate/Hardware (0.01%)
Worthington Industries Inc............................     22,397       318,037
                                                                  -------------
                                                                        318,037
                                                                  -------------
Mining (0.61%)
Alcan Aluminum Ltd....................................     84,161     3,023,905
Alcoa Inc.............................................    222,758     7,919,047
Barrick Gold Corp.....................................    140,585     2,242,331
Freeport-McMoRan Copper & Gold Inc.(/1/)..............     37,762       505,633
Inco Ltd.(/1/)........................................     47,702       808,072
Newmont Mining Corp...................................     51,417       982,579
Phelps Dodge Corp.....................................     20,642       668,801
Placer Dome Inc.......................................     86,120       939,569
                                                                  -------------
                                                                     17,089,937
                                                                  -------------
Office/Business Equipment (0.16%)
Pitney Bowes Inc......................................     63,958     2,405,460
Xerox Corp............................................    188,841     1,967,723
                                                                  -------------
                                                                      4,373,183
                                                                  -------------
Oil & Gas Producers (5.80%)
Amerada Hess Corp.....................................     23,263     1,453,938
Anadarko Petroleum Corp...............................     65,245     3,709,178
Apache Corp...........................................     35,957     1,793,525
Burlington Resources Inc..............................     52,658     1,976,781
ChevronTexaco Corp....................................    279,803    25,073,147
Conoco Inc............................................    164,053     4,642,700
Devon Energy Corp.....................................     33,051     1,277,421
EOG Resources Inc.....................................     30,289     1,184,603
Exxon Mobil Corp......................................  1,794,159    70,510,449
Kerr-McGee Corp.......................................     26,277     1,439,980

   The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio              Schedule of Investments--(continued)
                                                               December 31, 2001

 Common Stocks, continued

Security                                                 Shares       Value
--------                                               ---------- -------------

Oil & Gas Producers, continued
Kinder Morgan Inc.....................................     29,278 $   1,630,492
Nabors Industries Inc.(/1/)...........................     36,948     1,268,425
Noble Drilling Corp.(/1/).............................     34,687     1,180,745
Occidental Petroleum Corp.............................     97,987     2,599,595
Phillips Petroleum Co.................................    100,003     6,026,181
Rowan Companies Inc.(/1/).............................     24,586       476,231
Royal Dutch Petroleum Co.--NY Shares..................    557,089    27,308,503
Sunoco Inc............................................     20,615       769,764
Transocean Sedco Forex Inc............................     83,609     2,827,656
Unocal Corp...........................................     63,995     2,308,300
USX-Marathon Group Inc................................     81,149     2,434,470
                                                                  -------------
                                                                    161,892,084
                                                                  -------------
Oil & Gas Services (0.46%)
Baker Hughes Inc......................................     88,095     3,212,825
Halliburton Co........................................    112,614     1,475,243
Schlumberger Ltd......................................    151,002     8,297,560
                                                                  -------------
                                                                     12,985,628
                                                                  -------------
Packaging & Containers (0.10%)
Ball Corp.............................................      7,187       508,121
Bemis Co..............................................     13,848       681,045
Pactiv Corp.(/1/).....................................     41,783       741,648
Sealed Air Corp.(/1/).................................     21,960       896,407
                                                                  -------------
                                                                      2,827,221
                                                                  -------------
Pharmaceuticals (8.74%)
Abbott Laboratories...................................    407,189    22,700,787
Allergan Inc..........................................     34,407     2,582,245
American Home Products Corp...........................    346,014    21,231,419
AmerisourceBergen Corp................................     26,985     1,714,897
Bristol-Myers Squibb Co...............................    507,481    25,881,531
Cardinal Health Inc...................................    118,261     7,646,756
Forest Laboratories Inc. "A"(/1/).....................     46,676     3,825,098
King Pharmaceuticals Inc.(/1/)........................     64,425     2,714,225
Lilly (Eli) and Company...............................    294,861    23,158,383
MedImmune Inc.(/1/)...................................     56,140     2,602,089
Merck & Co. Inc. .....................................    596,619    35,081,197
Pfizer Inc. ..........................................  1,648,904    65,708,824
Pharmacia Corporation.................................    338,192    14,423,889
Schering-Plough Corp. ................................    384,006    13,751,255
Watson Pharmaceuticals Inc.(/1/)......................     27,925       876,566
                                                                  -------------
                                                                    243,899,161
                                                                  -------------
Pipelines (0.42%)
Dynegy Inc. "A".......................................     92,043     2,347,097
El Paso Corp. ........................................    133,847     5,970,915
Williams Companies Inc. ..............................    135,171     3,449,564
                                                                  -------------
                                                                     11,767,576
                                                                  -------------
Real Estate Investment Trusts (0.19%)
Equity Office Properties Trust........................    108,673     3,268,884
Equity Residential Properties Trust...................     71,026     2,039,156
                                                                  -------------
                                                                      5,308,040
                                                                  -------------
Retail (6.86%)
AutoZone Inc.(/1/)....................................     28,277     2,030,260
Bed Bath & Beyond Inc.(/1/)...........................     76,072     2,578,841
Best Buy Co. Inc.(/1/)................................     55,305     4,119,116
Big Lots Inc. ........................................     29,856       310,502

 Common Stocks, continued

Security                                                 Shares       Value
--------                                               ---------- -------------

Retail, continued
Circuit City Stores Inc. .............................     54,638 $   1,417,856
CVS Corp. ............................................    102,496     3,033,882
Darden Restaurants Inc. ..............................     30,569     1,082,143
Dillards Inc. "A".....................................     21,955       351,280
Dollar General Corp. .................................     86,713     1,292,024
Family Dollar Stores Inc. ............................     45,215     1,355,546
Federated Department Stores Inc.(/1/).................     50,536     2,066,922
Gap Inc. (The)........................................    226,203     3,153,270
Home Depot Inc. ......................................    614,619    31,351,715
Kmart Corp.(/1/)......................................    130,727       713,769
Kohls Corp.(/1/)......................................     87,853     6,188,365
Limited Inc. .........................................    112,414     1,654,734
Lowe's Companies Inc..................................    203,091     9,425,453
May Department Stores Co. ............................     78,476     2,902,042
McDonald's Corp.......................................    337,150     8,924,361
Nordstrom Inc. .......................................     35,253       713,168
Office Depot Inc.(/1/)................................     80,515     1,492,748
Penney (J.C.) Company Inc. ...........................     69,194     1,861,319
RadioShack Corp. .....................................     47,012     1,415,061
Sears, Roebuck and Co. ...............................     84,612     4,030,916
Staples Inc.(/1/).....................................    121,074     2,264,084
Starbucks Corp.(/1/)..................................    100,003     1,905,057
Target Corp. .........................................    236,787     9,720,106
Tiffany & Co. ........................................     38,313     1,205,710
TJX Companies Inc. ...................................     71,535     2,851,385
Toys R Us Inc.(/1/)...................................     52,070     1,079,932
Tricon Global Restaurants Inc.(/1/)...................     38,254     1,882,097
Walgreen Co. .........................................    267,550     9,005,733
Wal-Mart Stores Inc. .................................  1,169,021    67,277,159
Wendy's International Inc. ...........................     27,428       800,075
                                                                  -------------
                                                                    191,456,631
                                                                  -------------
Semiconductors (4.24%)
Advanced Micro Devices Inc.(/1/)......................     89,131     1,413,618
Altera Corp.(/1/).....................................    101,026     2,143,772
Analog Devices Inc.(/1/)..............................     94,886     4,211,990
Applied Materials Inc.(/1/)...........................    214,094     8,585,169
Applied Micro Circuits Corp.(/1/).....................     78,247       885,756
Broadcom Corp. "A"(/1/)...............................     68,802     2,811,938
Conexant Systems Inc.(/1/)............................     66,834       959,736
Intel Corp. ..........................................  1,760,448    55,366,090
KLA-Tencor Corp.(/1/).................................     48,606     2,408,913
Linear Technology Corp................................     83,032     3,241,569
LSI Logic Corp.(/1/)..................................     96,221     1,518,367
Maxim Integrated Products Inc.(/1/)...................     84,706     4,447,912
Micron Technology Inc.(/1/)...........................    157,181     4,872,611
National Semiconductor Corp.(/1/).....................     46,139     1,420,620
Novellus Systems Inc.(/1/)............................     37,589     1,482,886
NVIDIA Corp.(/1/).....................................     37,919     2,536,781
PMC--Sierra Inc.(/1/).................................     43,298       920,515
QLogic Corp.(/1/).....................................     24,302     1,081,682
Teradyne Inc.(/1/)....................................     47,433     1,429,631
Texas Instruments Inc.................................    454,327    12,721,156
Vitesse Semiconductor Corp.(/1/)......................     49,965       621,065
Xilinx Inc.(/1/)......................................     87,610     3,421,171
                                                                  -------------
                                                                    118,502,948
                                                                  -------------

   The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio              Schedule of Investments--(continued)
                                                               December 31, 2001

 Common Stocks, continued


Security                                               Shares       Value
--------                                             ---------- -------------

Software (5.70%)
Adobe Systems Inc. .................................     62,212 $   1,931,683
Autodesk Inc. ......................................     14,373       535,682
Automatic Data Processing Inc. .....................    161,724     9,525,544
BMC Software Inc.(/1/)..............................     64,055     1,048,580
Citrix Systems Inc.(/1/)............................     49,235     1,115,665
Computer Associates International Inc...............    151,072     5,210,473
Compuware Corp.(/1/)................................     97,535     1,149,938
First Data Corp. ...................................    100,062     7,849,864
Fiserv Inc.(/1/)....................................     49,089     2,077,446
IMS Health Inc. ....................................     77,509     1,512,201
Intuit Inc.(/1/)....................................     55,621     2,378,354
Mercury Interactive Corp.(/1/)......................     21,696       737,230
Microsoft Corp.(/1/)................................  1,412,595    93,584,419
Novell Inc.(/1/)....................................     94,994       436,022
Oracle Corp.(/1/)...................................  1,458,735    20,145,130
Parametric Technology Corp.(/1/)....................     68,861       537,804
PeopleSoft Inc.(/1/)................................     79,439     3,193,448
Siebel Systems Inc.(/1/)............................    121,270     3,393,135
Yahoo! Inc.(/1/)....................................    149,400     2,650,356
                                                                -------------
                                                                  159,012,974
                                                                -------------
Telecommunication Equipment (1.47%)
ADC Telecommunications Inc.(/1/)....................    207,070       952,522
Andrew Corp.(/1/)...................................     21,349       467,330
Avaya Inc.(/1/).....................................     75,246       914,239
Ciena Corp.(/1/)....................................     85,815     1,228,013
Comverse Technology Inc.(/1/).......................     48,651     1,088,323
JDS Uniphase Corp.(/1/).............................    348,233     3,040,074
Lucent Technologies Inc.............................    895,480     5,632,569
Motorola Inc. ......................................    583,774     8,768,285
Nortel Networks Corp. ..............................    839,516     6,296,370
QUALCOMM Inc.(/1/)..................................    200,495    10,124,998
Scientific-Atlanta Inc. ............................     40,988       981,253
Tellabs Inc.(/1/)...................................    107,532     1,608,679
                                                                -------------
                                                                   41,102,655
                                                                -------------
Telecommunications (2.19%)
AT&T Wireless Services Inc.(/1/)....................    663,672     9,536,967
Citizen Communications Co.(/1/).....................     73,459       783,073
Corning Inc. .......................................    248,056     2,212,660
Nextel Communications Inc. "A"(/1/).................    209,383     2,294,838
Qwest Communications International Inc. ............    436,688     6,170,401
Sprint Corp. (PCS Group)(/1/).......................    258,531     6,310,742
Verizon Communications Inc. ........................    711,957    33,789,479
                                                                -------------
                                                                   61,098,160
                                                                -------------
Telephone (3.29%)
Alltel Corp. .......................................     81,416     5,025,810
AT&T Corp. .........................................    927,968    16,833,339
BellSouth Corp. ....................................    492,298    18,781,169
CenturyTel Inc. ....................................     37,009     1,213,895
SBC Communications Inc. ............................    881,682    34,535,484
Sprint Corp. (FON Group)............................    232,672     4,672,054
WorldCom Inc.(/1/)..................................    773,580    10,892,006
                                                                -------------
                                                                   91,953,757
                                                                -------------
Textiles (0.08%)
Cintas Corp. .......................................     44,513     2,136,624
                                                                -------------
                                                                    2,136,624
                                                                -------------

 Common Stocks, continued


Security                                        Shares        Value
--------                                     ------------ --------------

Tobacco (0.99%)
Philip Morris Companies Inc. ...............      568,288 $   26,056,005
UST Inc. ...................................       43,385      1,518,475
                                                          --------------
                                                              27,574,480
                                                          --------------
Toys/Games/Hobbies (0.10%)
Hasbro Inc. ................................       45,310        735,381
Mattel Inc. ................................      113,209      1,947,195
                                                          --------------
                                                               2,682,576
                                                          --------------
Transportation (0.52%)
Burlington Northern Santa Fe Corp. .........      101,419      2,893,484
CSX Corp. ..................................       55,909      1,959,610
FedEx Corp.(/1/)............................       78,193      4,056,653
Norfolk Southern Corp. .....................      101,118      1,853,493
Union Pacific Corp. ........................       65,153      3,713,721
                                                          --------------
                                                              14,476,961
                                                          --------------
Trucking & Leasing (0.01%)
Ryder System Inc. ..........................       15,912        352,451
                                                          --------------
                                                                 352,451
                                                          --------------
TOTAL COMMON STOCKS
 (Cost: $2,693,024,742).....................               2,745,244,114
                                                          --------------
 Short Term Instruments 8.20%
                                                 Face
Security                                        Amount        Value
--------                                     ------------ --------------

Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares....................... $119,556,590    119,556,590
Dreyfus Money Market Fund...................   37,525,410     37,525,410
General Electric Commercial Paper 1.92%,
 01/07/02...................................    9,500,000      9,500,000
Goldman Sachs Financial Square Prime
 Obligation Fund............................   17,724,695     17,724,695
Providian Temp Cash Money Market Fund.......   36,786,836     36,786,836
U.S. Treasury Bill 1.69%(/2/),
 03/28/02(/3/)..............................    8,050,000      8,017,687
                                                          --------------
TOTAL SHORT TERM INSTRUMENTS
 (Cost: $229,111,412).......................                 229,111,218
                                                          --------------
TOTAL INVESTMENTS IN
 SECURITIES  -- 106.53%
 (Cost $2,922,136,154)...................................  2,974,355,332
Other Assets, Less Liabilities -- (6.53%)................   (182,441,382)
                                                          --------------
NET ASSETS -- 100.00%.................................... $2,791,913,950
                                                          ==============

---------
(/1/) Non-income earning securities.
(/2/) Yield to Maturity.
(/3/) This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

   The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio

 Statement of Assets and Liabilities

                                                               December 31, 2001

Assets
Investments at cost............................................ $2,922,136,154
                                                                --------------
Investments in securities, at value (including securities on loan(/1/)) (Note 1)........................................... $2,974,355,332
Receivables:
 Investment securities sold....................................        486,298
 Dividends and interest........................................      3,192,054
                                                                --------------
 Total Assets..................................................  2,978,033,684
                                                                --------------
Liabilities
Payables:
 Investment securities purchased...............................      1,595,819
 Due to broker--variation margin...............................        410,821
 Collateral for securities loaned (Note 4).....................    183,860,919
 Advisory fees (Note 2)........................................        252,175
                                                                --------------
 Total Liabilities.............................................    186,119,734
                                                                --------------
Net Assets..................................................... $2,791,913,950
                                                                ==============

---------
(/1/) Securities on loan with market value of $176,433,842. See Note 4.
 Statement of Operations

                                            For the Year Ended December 31, 2001

Net Investment Income
Dividends(/2/).................................................  $  36,774,505
Interest.......................................................      1,437,576
Securities lending income......................................        235,396
                                                                 -------------
 Total investment income.......................................     38,447,477
                                                                 -------------
Expenses (Note 2)
Advisory fees..................................................      1,422,538
                                                                 -------------
Total expenses.................................................      1,422,538
                                                                 -------------
Net investment income..........................................     37,024,939
                                                                 -------------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sale of investments.......................    (10,767,974)
Net realized loss on sale of futures contracts.................     (1,864,700)
Net change in unrealized appreciation (depreciation) of
 investments...................................................   (405,136,558)
Net change in unrealized appreciation (depreciation) of futures
 contracts.....................................................        992,624
                                                                 -------------
Net loss on investments........................................   (416,776,608)
                                                                 -------------
Net Decrease in Net Assets Resulting From Operations...........  $(379,751,669)
                                                                 =============

---------
(/2/) Net of foreign withholding tax of $163,302.

   The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio

 Statements of Changes in Net Assets

                                                 For the          For the
                                                Year Ended      Year Ended
                                               December 31,    December 31,
                                                   2001            2000
                                              --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income....................... $   37,024,939  $    47,775,321
 Net realized gain (loss)....................    (12,632,674)     854,753,964
 Net change in unrealized appreciation
  (depreciation).............................   (404,143,934)  (1,244,831,494)
                                              --------------  ---------------
Net decrease in net assets resulting from
 operations..................................   (379,751,669)    (342,302,209)
                                              --------------  ---------------
Interestholder transactions:
 Contributions...............................    931,988,808    1,599,306,476
 Withdrawals.................................   (988,412,872)  (2,856,439,610)
                                              --------------  ---------------
Net decrease in net assets resulting from
 interestholder transactions.................    (56,424,064)  (1,257,133,134)
                                              --------------  ---------------
Decrease in net assets.......................   (436,175,733)  (1,599,435,343)
Net Assets:
 Beginning of year...........................  3,228,089,683    4,827,525,026
                                              --------------  ---------------
 End of year................................. $2,791,913,950  $ 3,228,089,683
                                              ==============  ===============


   The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio

                       Notes to the Financial Statements
                               December 31, 2001

1. Significant Accounting Policies:

  Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

  These financial statements relate only to the S&P 500 Index Master Portfolio (the "Master Portfolio").

  The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation

  The equity securities of the Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

Security Transactions and Income Recognition

  Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premium and accretes discount on debt securities purchased, using a constant yield to maturity method.

Federal Income Taxes

  MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

  It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

Futures Contracts

  The Master Portfolio may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a

S&P 500 Index Master Portfolio

                               December 31, 2001

security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolio is required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

  As of December 31, 2001, open futures contracts outstanding were as follows:

                                                         Notional       Net
                                     Futures Expiration  Contract    Unrealized
Number of Contracts                   Index     Date       Value    Appreciation
-------------------                  ------- ---------- ----------- ------------
110................................. S&P 500  03/15/02  $31,603,000   $269,524

  The Master Portfolio has pledged to brokers a U.S. Treasury Bill for initial margin requirements with a face amount of $8,050,000.

Repurchase Agreements

  The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. The Master Portfolio held no repurchase agreements at December 31, 2001.

2. Agreements and Other Transactions with Affiliates:

  Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.05% of the average daily net assets of the Master Portfolio as compensation for advisory services.

  Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

  Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

  MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolio for so long as BGI or Stephens are entitled to compensation for providing co-administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or either BGI or Stephens (or an affiliate) receives advisory fees from the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

  Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolio. For the year ended December 31, 2001, BGIS did not receive any brokerage commissions from the Master Portfolio, related to purchases and sales of portfolio investments.

S&P 500 Index Master Portfolio

                               December 31, 2001


  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Master Portfolio may invest in the Institutional Shares of the Barclays Global Investors Funds Institutional Money Market Fund ("IMMF"). The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Master Portfolio's investment advisor. The IMMF is an open-end money market fund available only to institutional investors and other investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge a management fee, the master portfolio in which it invests in, does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio are recorded as either interest income or securities lending income in the accompanying Statement of Operations.

  Certain officers and trustees of MIP are also officers of Stephens and BGI. As of December 31, 2001, these officers of Stephens and BGI collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.

3. Investment Portfolio Transactions:

  Investment transactions (excluding short-term investments) for the year ended December 31, 2001, were as follows:

            Purchases at cost............... $258,686,587
            Sales proceeds..................  262,909,712

  At December 31, 2001, the cost of investments for federal income tax purposes was $2,954,192,299. Net unrealized appreciation aggregated $20,163,033, of which $440,733,773 represented gross unrealized appreciation on securities and $420,570,740 represented gross unrealized depreciation on securities.

4. Portfolio Securities Loaned:

  The Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers, and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

  As of December 31, 2001, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in commercial paper and money market mutual funds. The market value of the securities on loan at December 31, 2001 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities.

5. Financial Highlights:

  Financial highlights for the Master Portfolio were as follows:

                            Year Ended   Year Ended  Period Ended     Year Ended   Year Ended   Year Ended
                           December 31, December 31, December 31,    February 28, February 28, February 28,
                               2001         2000       1999(1)           1999         1998         1997
                           ------------ ------------ ------------    ------------ ------------ ------------
Ratio of expenses to
 average net
 assets(/2/).............       0.05 %      0.05 %       0.05%           0.05%        0.05%        0.05%
Ratio of net investment
 income to average net
 assets(/2/)...............     1.31 %      1.22 %       1.44%           1.61%        1.89%        2.31%
Portfolio turnover rate..          9 %        10 %          7%             11%           6%           4%
Total return.............     (11.96)%     (9.19)%      19.82%(/3/)     19.65%       34.77%       25.97%

---------
(/1/)For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.
(/2/)Annualized for periods of less than one year.
(/3/)Not annualized.

                        Independent Accountants' Report

To the Interestholders and Board of Trustees
Master Investment Portfolio:

In our opinion the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, a portfolio of Master Investment Portfolio (the "Portfolio"), at December 31, 2001, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

The financial statements of the Portfolio as of December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2002

                 Change in Independent Accountants (Unaudited)

As a result of the resignation of KPMG LLP as the Master Portfolio's independent accountants, the Audit Committee and the Board of Trustees of the Master Portfolio voted to appoint PricewaterhouseCoopers LLP as the independent accountants for the Master Portfolio's year ended December 31, 2001. During the four previous years, the audit reports of KPMG LLP contained no adverse opinion or disclaimer of opinion; nor were its reports qualified nor modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous years, there were no disagreements between the Master Portfolio and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

                          Master Investment Portfolio

                       Trustees Information (Unaudited)

  The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. The Trustees and Officers of Master Investment Portfolio ("MIP") also serve as the Trustees and Officers of Barclays Global Investors Funds ("BGIF"). MIP and BGIF are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee oversees 23 funds within the fund complex and serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. Unless otherwise noted in the tables below, the address for each Trustee is 111 Center Street, Little Rock, Arkansas 72201. Additional information about MIP's Trustees may be found in Part B of each Master Portfolio's Registration Statement, which is available without charge upon request by calling toll-free 1-888-204-3956.

Officers and Interested Trustees

                           Position(s), Length    Principal Occupations During Past 5
  Name, Address and Age       of Time Served           Years, Directorships Held
  ---------------------    -------------------    -----------------------------------
Richard H. Blank, Jr.,   Chief Operating Officer, Vice President of Stephens Inc.;
45                       Secretary and Treasurer, Director of Stephens Sports
                         since October 20, 1993   Management Inc.; and Director of
                                                  Capo Inc.

*R. Greg Feltus, 50      Trustee, Chairman and    Executive Vice President of Stephens
                         President, since October Inc.; President of Stephens
                         20, 1993                 Insurance Services Inc.; Senior Vice
                                                  President of Stephens Sports
                                                  Management Inc.; and President of
                                                  Investors Brokerage Insurance Inc.

**Lee T. Kranefuss, 40   Trustee, since November  Chief Executive Officer of the
Barclays Global          16, 2001                 Individual Investor Business of
Investors                                         Barclays Global Investors, N.A.; The
45 Fremont Street                                 Boston Consulting Group (until
San Francisco, CA 94105                           1997).

Disinterested Trustees

                           Position(s), Length    Principal Occupations During Past 5
  Name, Address and Age       of Time Served           Years, Directorships Held
  ---------------------    -------------------    -----------------------------------
Mary G.F. Bitterman, 57  Trustee, since November  President and Chief Executive
                         16, 2001                 Officer of the James Irvine
                                                  Foundation; President and Chief
                                                  Executive Officer of KQED, Inc.;
                                                  Director of Pacific Century
                                                  Financial Corporation/Bank of
                                                  Hawaii.

Jack S. Euphrat, 79      Trustee, since October   Private Investor.
                         20, 1993

W. Rodney Hughes, 75     Trustee, since October   Private Investor.
                         20, 1993

Richard K. Lyons, 41     Trustee, since November  Professor, University of California,
                         16, 2001                 Berkeley: Haas School of Business;
                                                  Member, Council of Foreign
                                                  Relations; Director of Matthews
                                                  International Funds; Trustee of
                                                  iShares Trust, Director of iShares,
                                                  Inc.

Leo Soong, 55            Trustee, since February  Managing Director of C.G. Roxane
                         9, 2000                  LLC; Managing Director of Crystal
                                                  Geyser Roxane Water Co.; Co-Founder
                                                  and President of Crystal Geyser
                                                  Water Co.

---------
* R. Greg Feltus is deemed to be an "interested person" because he serves as the Executive Vice President of Stephens Inc., the distributor and co-administrator for the Master Portfolios.

** Lee T. Kranefuss is deemed to be an "interested person" because he serves as Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A., the co-administrator of the Master Portfolios and the parent company of BGFA, the investment advisor for MIP.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                           02/02